Capital Group Core Equity ETF Prospectus Supplement June 1, 2024 (for prospectus dated August 1, 2023)

The following is added to the section titled “The Capital SystemTM” in the “Management and organization” section of the prospectus:

Caroline Jones, Partner, Capital Research Global Investors, serves as an equity portfolio manager for the fund. Caroline has 27 years of investment experience in total (20 years with Capital Research and Management Company or affiliate). She has two years of experience in managing the fund.

Donald D. O’Neal, William L. Robbins and Carlos A. Schonfeld will no longer manage money in the fund.

Keep this supplement with your prospectus.

Lit. No. ETGEBS-008-0624P Printed in USA CGD/TM/10039-S103633

Capital Group Core Equity ETF Statement of Additional Information Supplement June 1, 2024 (for statement of additional information dated August 1, 2023)

The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of the statement of additional information is amended to read as follows. Footnotes to the table in the statement of additional information remain unchanged.

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions) [2,3]
Charles E. Ellwein	$100,001 – $500,000	4	$220.4	3	$1.37	None
J. Blair Frank	$100,001 – $500,000	2	$252.5	1	$2.26	None
Caroline Jones	$100,001 – $500,000	2	$74.0	2	$1.20	None
Keiko McKibben	Over $1,000,000	2	$36.4	None		None

Keep this supplement with your statement of additional information.

Lit No. ETGEBS-009-0624O CGD/10149-S103634